Inventory	6 Months Ended
Jun. 30, 2023
Disclosure Inventory Abstract
Inventory

5.     Inventory

	2023	2022
	€’000	€’000
Raw materials	3,609	5,785
Work in progress	15,408	16,551
	19,017	22,336

Inventories of €3.5 million (2022: €nil ) were consumed during the six-month periods ended June 30, 2023 and 2022, which includes conversion and other costs incurred in bringing the inventory to its present condition.

During the six-month period ended June 30, 2023, an impairment charge of €7.5 million was recorded against the components within the inventory balance that were manufactured to legacy design and to those components that were earmarked for the two development projects that will not proceed as planned during 2023 (2022: €0.7 million).

The cost of scrapped materials through the normal production cycle amounted to €0.1 million (2022: €nil ). These items were recognised as an expense during the six-month periods ended June 30, 2023 and 2022, in ‘cost of sales’.